Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
Investor Presentation
January 10, 2012

Investment Summary
 ▪ Significant long-term organic growth opportunities in Aerospace and Industrial Distribution
 ▪ High margin Aerospace business benefiting from increasing commercial aircraft build rates
 ▪ Stable defense platforms with incremental revenue coming from new programs (e.g. A-10, AH-1Z, F-35)
 ▪ Industrial Distribution business growing organically, gaining scale via acquisitions, and adding complementary product lines
 ▪ Investing in new product development, new product applications, acquisitions and technology for long-term growth
 ▪ Strong balance sheet to drive growth and strategic initiatives
 ▪ Experienced management team

Distribution
63%
Aerospace
37%
2010 Sales
▪ Kaman Corporation is a diversified company that conducts
 business in the aerospace and industrial distribution markets
▪ The Company has two segments
 – Industrial Distribution
 • Third largest distributor in the power transmission/motion control/fluid power market
 • Offers over four million SKUs to over 50K customers
   via 230 locations
 – Aerospace
 • Manufacturer and subcontractor in the global commercial
 and military aerospace and defense market
 • Diverse customer base of government divisions and blue
 chip customers
▪ Publicly listed on NASDAQ with a market capitalization of
 $733 million as of December 31, 2011
▪ 2011 Expected sales of $1.5 billion(2); 4,800 Employees
Corporate Overview
(1) Operating profit after depreciation and before interest and corporate charges
(2) Based on 11/2/2011 Outlook
Distribution
31%
Aerospace
69%
2010 Segment
Operating Income (1)

	Nine Months YTD 10/01/2010	Nine Months YTD 09/30/2011	Change
Sales	$ 953	$ 1,119	+ 17.4%
Earnings per share	$ 0.79(1)	$ 1.41(2)	+ 78.5%
Free cash flow	$ 12.6	$ (3.9)	- 131.0%
Market capitalization	$ 670	$ 734	+ 9.6%
Price per share	$ 25.83	$ 27.85	+ 7.8%
(In millions except per share amounts)
(1) Adjusted - excludes look back interest benefit of $6.6 million pretax ($0.17 per share per share, net of tax)
 and an aerospace contract settlement of $2.0 million pretax ($.05 per share, net of tax).
(2) Adjusted - excludes $2.4 million pretax ($0.07 per share, net of tax) benefit associated with the death of a former executive
Key Metrics

AEROSPACE
2011 Sales $560 Million (11/2/2011 Outlook)

Aerospace
OBJECTIVE:
 ▪ $1 billion in sales by 2014 / margins in the “high teens”
STRATEGY:
 ▪ DEPTH - Size/financial strength to address larger, integrated work packages from primes/OEM’s and Tier 1’s
 ▪ DIVERSITY - Balance portfolio thru increased commercial content
 ▪ DIFFERENTIATION - Continue to move from build-to-print to design-
 and-build for higher margins and more defensible positions
 ▪ DEVELOPMENT - Increased, focused investments in our people and infrastructure to increase capabilities and support improved performance

Aerospace Business Drivers
 ▪ Continued outsourcing trend by OEMs and Super Tier 1s to increase flexibility and lower costs
 ▪ High margin specialty bearing and aerostructure businesses positioned to capitalize from significant ramp in commercial build rates at Boeing and Airbus
 ▪ Defense platforms provide exposure to key vertical lift and reset programs
 ▪ Legacy prime contractor capabilities provide attractive outsourcing alternatives to today’s helicopter and fixed wing aircraft OEMs

Defense
Commercial
Business/Regional
2010
$487M
2011 Expected(1)
$560M
+≈15%
Aerospace Sales
(1) Based on 11/2/2011 Outlook

Fixed trailing edge
Fuel tank access doors
Top covers
Red denotes bearing products
Nose landing gear
Rudder
Main landing gear
Flaps
Horizontal stabilizer
Door assemblies
Engine/thrust reverser
Aircraft Programs/Capabilities
Flight controls
Doors

Manufacture of cockpit
Blade erosion coating
Manufacture and assembly
of tail rotor pylon
Manufacture, sub assembly
and joining of fuselage
Blade manufacture,
repair and overhaul
Driveline couplings
Bushings
Flight control bearings
Aircraft Programs/Capabilities
Red denotes bearing products

 ▪ Teamed with Lockheed Martin to develop
 an unmanned military version of the
 Kaman K-MAX commercial helicopter
 ▪ Lockheed Martin / Kaman team working
 under a $45.8 million contract for the
 evaluation of unmanned aircraft systems
 by the USMC
 - Two aircraft delivered under this
 program to the USMC
 - Successfully completed a five-day
 Quick Reaction Assessment (QRA) in
 August 2011
 - USMC aircraft are currently
 performing unmanned cargo resupply
 missions in Afghanistan

 ▪ Lockheed Martin awarded $47 million
 Army contract for unmanned K-MAX
 development
Unmanned K-MAX®

Aerospace - Budget Impact on Defense
Programs
 ▪ Defense business is comprised of programs largely unaffected by proposed budget cuts
 – UH-60 BLACK HAWK - relatively stable demand
 – Joint Programmable Fuze - backlog into 2013, foreign demand, continued
 sole source
 – F-35 (Joint Strike Fighter) - incremental business at any production level
 – A-10 - reset, new business (approximately $20M per year)
 – AH-1Z - new business (up to $10M per year)
 – C-17 - firm backlog into 2013, potential for additional foreign orders

	Projected Deliveries
	2011	2014	% Increase
Boeing 777	75	100	+ 33%
Boeing 747	15	24	+ 60%
Boeing 737	376	484	+ 29%
Boeing 787	11	117	+ 964%
Airbus A320	409	454	+ 11%
Airbus A380	24	28	+ 17%
Airbus A350	0	21	-
Source: Jefferies Estimates
Positioned to Benefit from Ramp in
Commercial Production

Other Growth Programs
 ▪ A-10 re-wing
 ▪ F-35 (Joint Strike Fighter)
 ▪ Bell Helicopter
 – AH-1Z
 – Commercial
 ▪ Learjet 85

Opportunities

- Unmanned K-MAX®
- SH-2G(I)
- Boeing tanker
- Boeing 737 MAX

Acquisition of Vermont Composites
 ▪ Acquired November 4, 2011
 ▪ A leader in the design and manufacture of composite
 aerostructures and advanced composite medical equipment
 ▪ Major platforms:
 - V-22 Osprey
 - P-8 Poseidon
 - C-130 Hercules
 - MH-60 BLACK HAWK
 - Various UAV’s
 ▪ Expected 2011 annual sales of $32 million
 ▪ 230 employees in Bennington, VT

NOW
FUTURE/VISION
(1) Based on 11/2/2011 Outlook
Aerospace Strategic Transition
$560 Million sales(1)     $1 Billion sales
15.3% to 15.5% Operating margin(1)      “High Teens” operating margin
60% Build-to-print 70% Design-and-build
65% Defense 50% Defense/50% Commercial
Tier II/III Supplier Super Tier II
Small, independent businesses Integrated, coordinated,
 synergistic business
Primarily domestic Multi-national
Competing on cost and manufacturing Competing on design-and-build capability
 manufacturing capability, and
 Intellectual Property

INDUSTRIAL DISTRIBUTION
2011 Sales $950 Million (11/2/2011 Outlook)

 ▪ Third largest industrial distribution firm serving the $23 billion power transmission / motion control market.

 ▪ 230 locations and 5 distribution centers
 ▪ Major product categories:
 – Bearings
 – Mechanical and electrical power transmission
 – Fluid Power
 – Motion control
 – Automation
 – Material handling
 ▪ Metrics:
 – $470,000 sales per employee (2010)
 – 2,100 employees (approximately one third outside sales)
 – 4.0 million SKUs offered
 – 50,000+ customers
Industrial Distribution Overview

Industrial Distribution
OBJECTIVE:
 ▪ $1.5 billion in sales - 7% operating profit margin by 2014
STRATEGY:
 ▪ SCALE/GROWTH - Broaden product offering organically and through acquisitions. Expand geographic footprint to enhance position in the national accounts market
 ▪ PRODUCTIVITY - Recognize benefits from organizational realignment and implement multi-faceted technology investments
 ▪ PROFITABILITY - Recognize sales and cost synergies from the eight acquisitions completed in 2010 and 2011. Enhance margins through new higher margin product lines, a focus on pricing management and leverage increased purchasing scale

- **Expected 2011 sales of $43 million**
- **A premier Parker tri-motion distributor and leading player in the critical Chicago market**

Acquisition of Catching FluidPower, Inc.
 ▪ Acquired December 15, 2011
 ▪ Distributor of a wide variety of product technologies including:
 hydraulic and pneumatic pumps, motors, valves, cylinders,
 manifolds, precision automation, instrumentation, hose and
 fittings, connectors, filtration products, seals and all other necessary fluid power components
 ▪ Six locations in Illinois and Indiana

KAMAN

BALDOR
A MEMBER OF THE ABB GROUP
TIMKEN
Where You Turn
KOLLMORGEN
BANNER
TURCK works
REXNORD
NANOMOTION
A Johnson Electric Company
SKF
Gates
YASKAWA
A World of Automation Solutions
Parker

Product Category	Bearings & Mechanical Power Transmission (BPT)	Motion & Automation Control	Fluid Power and Control
% of 2011 Sales (approximate)	72%	16%	12%
Business Unit	Kaman Industrial Technologies (National)	Minarik (National)	Kaman Industrial Technologies (National) Catching (Regional) INRUMEC (Regional)
Acquisitions since 2008	•Industrial Supply Corp. •Allied Bearings Supply •Plains Bearing •Fawick de Mexico	•Minarik •Automation Technology •Target Electronic Supply	•Catching FluidPower •INRUMEC
Major Suppliers
Major Product Categories

Kaman Branch
Kaman DC
Allied Branch (04/2010)
Fawick de Mexico (04/2010)
Minarik Branch (05/2010)
Minarik Branch/Maps Center (05/2010)
Automation Technology
Target Electronic Supply
Plains Bearing
Catching FluidPower (12/19/11)
Hawaii
Puerto Rico

Executing Strategy and Building Network
(10/14/11)
(9/2/11)
(4/15/11)

 ▪ Total 2011 sales are expected to be up approximately 15% to a record $950 million(1) over the prior year
 ▪ Organic growth in 2011 was broad based
 – 10 of top 10 product categories were up year-over-year
 – 9 of top 10 end markets were up year-over-year
 – 9 of top 10 states were up year-over-year (1 was down 1%)
 ▪ Eight acquisitions completed in 2010 and 2011, accelerating the top line and building scale (added approximately $208 million in sales on a run rate basis)
 ▪ 2010 acquisitions have been twice as accretive as expected
Growth Continues
Q311 Operating profit margin was 5.0%,
the seventh consecutive quarter of year-over-year improvement
(1) Based on 11/2/2011 Outlook

Acquisition of Target Electronic Supply, Inc.
 ▪ Acquired September 2, 2011
 ▪ Expected 2012 sales of about $20 million
 ▪ A leader in the motion control systems market in New England with branches in MA, CT and NH
 ▪ Adds motion control systems capabilities complementing Kaman’s power transmission and Minarik’s automation offerings in New
 England
 ▪ Adds additional scale to drive cost efficiencies and increase leverage

Industrial Distribution Opportunities
 ▪ Broaden product offering organically and through acquisition to win additional business from existing customers and gain market share
 ▪ Enhance margins through new higher margin product lines, a focus on pricing management and leverage from higher sales
 ▪ Expand higher margin fluid power business via Parker national reseller agreement
 ▪ Recognize sales and cost synergies from the eight acquisitions completed in 2010 and 2011
 ▪ Expand geographic footprint through additional acquisitions to enhance Kaman’s position in the competition for national accounts
 ▪ Improve productivity through technology investments to enhance return on sales

Kaman Investment Merits
 ▪ A Leading Market Position in Both Business Segments
 ▪ Continued Focus on Profit Optimization, Increasing Cash
 Flows and Strengthening Competitive Position
 ▪ Strong Liquidity and Conservative Financial Profile
 - Investment Grade Rating (BBB-/Stable)
 ▪ Disciplined and Focused Acquisition Strategy
 ▪ Experienced Management Team

APPENDIX

FINANCIAL SUMMARY
37%
2010 Sales $1.32 Billion

KAMAN

($ in millions except per share amounts)

	For the three months ended		
	Sept. 30, 2011	October 1, 2010	
	Actuals	Actuals	Adjusted
Net sales:			
Industrial Distribution	$ 239.1	$ 223.1	$ 223.1
Aerospace	117.4	136.4	134.1
	$ 356.5	$ 359.5	$ 357.2
Operating income:			
Industrial Distribution	$ 11.9	$ 8.5	$ 8.5
Aerospace	18.7	19.0	21.0
	$ 30.6	$ 27.5	$ 29.5
Operating profit %:			
Industrial Distribution	5.0%	3.8%	3.8%
Aerospace	15.9%	13.9%	15.7%
Net earnings	$ 12.4	$ 15.8	$ 12.8
EPS diluted	$ 0.47	$ 0.61	$ 0.49

(1)
(2)
(3)
(3)
(1) Excludes a sales adjustment of $2.3 million related to a contract pricing settlement
(2) Excludes a $2.0 million pretax adjustment related to a contract pricing settlement
(3) Excludes the adjustment in note (2), which was $0.05 per share, net of tax; and a look back interest benefit of $6.6 million pretax ($0.17 per share, net of tax)
Financial Highlights - Q3

KAMAN

($ in millions except per share amounts)

	For the nine months ended			
	September 30, 2011		October 1, 2010	
	Actuals	Adjusted	Actuals	Adjusted
Net sales:				
Industrial Distribution	$ 717.3	$ 717.3	$ 613.3	$ 613.3
Aerospace	402.1	402.1	340.1	337.8
	$ 1,119.4	$ 1,119.4	$ 953.4	$ 951.1
Operating income:				
Industrial Distribution	$ 35.9	$ 35.9	$ 21.0	$ 21.0
Aerospace	61.5	61.5	40.8	42.8
	$ 97.4	$ 97.4	$ 61.8	$ 63.8
Operating profit %:				
Industrial Distribution	5.0%	5.0%	3.4%	3.4%
Aerospace	15.3%	15.3%	12.0%	12.7%
Net earnings	$ 39.4	$ 37.5	$ 23.6	$ 20.6
EPS diluted	$ 1.48	$ 1.41	$ 0.91	$ 0.79

(1) Excludes a sales adjustment of $2.3 million related to a contract pricing settlement
(2) Excludes a $2.0 million pretax adjustment related to a contract pricing settlement
(3) Excludes the adjustment in note (2), which was $0.05, net of tax; and a look back interest benefit of $6.6 million pretax ($0.17 per share, net of tax)
(4) Excludes $2.4 million pretax ($0.07 per share, net of tax) benefit associated with the death of a former executive
(1)
(2)
(3)
(3)
(4)
(4)
Financial Highlights - Nine Months YTD

KAMAN

($ in millions except per share amounts)

	For the twelve months ended December					
	2010				2009	
	Actuals				Actuals	
	GAAP		Adjusted [1]			
Net sales:						
Industrial Distribution	$	832.0	$	832.0	$	645.5
Aerospace		486.5		484.2		500.7
	$	1,318.5	$	1,316.2	$	1,146.2
Operating income:						
Industrial Distribution	$	30.3	$	30.3	$	12.6
Aerospace		67.2		75.6		75.0
	$	97.5	$	105.9	$	87.6
Operating profit %:						
Industrial Distribution		3.6%		3.6%		2.0%
Aerospace		13.8%		15.6%		15.0%
Net earnings	$	38.3	$	41.7	$	32.6
EPS diluted	$	1.47	$	1.59	$	1.27

(1)Adjusted - excludes $6.4 million goodwill impairment, $2.0 million aerospace contract settlement and
 $6.6 look-back interest benefit
Financial Highlights - Full Year 2010

(In Millions)	As of 9/30/2011	As of 12/31/10	As of 12/31/09
Cash and Cash Equivalents	$ 15.2	$ 32.2	$ 18.0
Notes Payable and Long-term Debt	$ 149.7	$ 148.4	$ 63.6
Shareholders’ Equity	$ 399.4	$ 362.7	$ 312.9
Debt as % of Total Capitalization	27.3%	29.0%	16.9%
Capital Expenditures	$ 19.41	$ 21.5	$ 13.6
Depreciation & Amortization	$ 16.61	$ 20.5	$ 16.1
1 For the nine months ended 9/30/2011
Balance Sheet and Capital Factors

Forward Looking Statement

This presentation contains forward-looking information relating to the Company's business and prospects, including the Aerospace and
Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the Company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) satisfactory conclusion to government inquiries or investigations regarding government programs; 5) domestic and foreign economic and competitive conditions in markets served by the Company, particularly the defense, commercial aviation and industrial production markets; 6) risks associated with successful implementation and ramp up of significant new programs; 7) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; 8) management's success in increasing the volume of profitable work at the Wichita facility; 9) successful resale of the SH-2G(I)
aircraft, equipment and spare parts; 10) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 11) satisfactory resolution of (i) the Company's litigation relating to the FMU-143 program and (ii) the Wichita subpoena matter; 12) continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; 13)
cost estimates associated with environmental remediation activities at the Bloomfield, Moosup and New Hartford, CT facilities and our U.K.
facilities; 14) profitable integration of acquired businesses into the Company's operations; 15) changes in supplier sales or vendor incentive policies; 16) the effects of price increases or decreases; 17) the effects of pension regulations, pension plan assumptions and future contributions; 18) future levels of indebtedness and capital expenditures; 19) continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; 20) the effects of currency exchange rates and foreign competition on future operations; 21) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; 22) future repurchases and/or issuances of common stock; and 23) other risks and uncertainties set forth in the Company's annual, quarterly and current reports, proxy statements and other filings with the SEC. Any forward-looking information provided in this presentation should be considered with these factors in mind. The Company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact: Eric Remington
V.P., Investor Relations
(860) 243-6334
Eric.Remington@kaman.com